October 30, 2007

DREYFUS PREMIER STRUCTURED LARGE CAP VALUE FUND

Supplement to Statement of Additional Information Dated January 1, 2007

     Effective on or about July 18, 2007, the following information supersedes and replaces any contrary information contained in the section in the Fund’s Statement of Additional Information entitled “Management Arrangements.”

     Effective July 18, 2007, investment decisions for the fund will be made by a committee of portfolio managers that comprise the Largecap Team of Franklin Portfolio Associates, LLC, the fund’s sub-investment adviser and an affiliate of Dreyfus. The team members are Oliver E. Buckley, Langton C. Garvin and Kristin Crawford.

      Mr. Buckley is a senior portfolio manager and has been employed by Franklin Portfolio since 2000. Mr. Garvin is senior vice president and a senior portfolio manager of Franklin Portfolio, which he joined in 2004. Ms. Crawford is vice president and a portfolio manager of Franklin Portfolio, which she joined in 2000.

Additional Information about Portfolio Managers. The following table lists the number and types of other accounts advised by the portfolio manager and assets under management in those accounts as of July 18, 2007:

	Registered
	Investment
	Company	Assets	Pooled	Assets	Other	Assets
Portfolio Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed
Kristin Crawford	13	$5.7 B	3	$663.4 M	91	$16.9 B
Langton C. Garvin	12	$5.5 B	3	$663.4 M	91	$16.9 B

None of the funds or accounts are subject to a performance-based advisory fee.

     The dollar range of Dreyfus Premier Structured Large Cap Value Fund shares beneficially owned by the primary portfolio manager is as follows as of July 18, 2007:

Dollar Range of Fund
Portfolio Manager	Shares Beneficially Owned

Kristin Crawford	$0
Langton C. Garvin	$0